Businesses acquired and divested	6 Months Ended
Jun. 30, 2026
Businesses Acquired and Divested [Abstract]
Businesses acquired and divested	20 Businesses acquired and divested
Acquisitions
On 24 April 2026 ING Bank Śląski acquired the remaining 55% of the shares of Goldman Sachs TFI for a total cash consideration of EUR 94 million.

Acquisition remaining 55% of the shares of Goldman Sachs TFI in EUR million
Consideration paid	94
Carrying amount pre-existing interest	38
Remeasurement pre-existing interest	25
Fair value of pre-existing interest (45%)	63
Fair value of identifiable net assets (100%)	44
Goodwill	113
The remeasurement to fair value of the Group's existing 45% interest in Goldman Sachs TFI resulted in a gain of
EUR 25 million. This amount has been included in Other net income.
The acquisition resulted in the recognition of goodwill of EUR 113 million. Goodwill arising on the acquisition represents the value of expected revenue and cost synergies from the integration of the acquired business within the Group’s existing operations, the ability to attract and retain new clients, the assembled workforce, including the expertise and investment management capabilities of the fund management team, and other intangible assets that do not qualify for separate recognition.